First Quarter Fiscal Year 2021 Supplemental Presentation February 4, 2021

• BellRing’s ability to continue to compete in its product categories and its ability to retain its market position and favorable perceptions of its brands; • BellRing’s dependence on a limited number of third party contract manufacturers and suppliers for the manufacturing of most of its products, including one manufacturer for the substantial majority of its RTD protein shakes; • BellRing’s reliance on a limited number of third party suppliers to provide certain ingredients and packaging; • significant volatility in the cost or availability of inputs to BellRing’s business (including freight, raw materials, packaging energy and other supplies); • BellRing’s ability to anticipate and respond to changes in consumer and customer preferences and behaviors and introduce new products; • disruptions or inefficiencies in BellRing’s supply chain, including as a result of BellRing’s reliance on third party suppliers or manufacturers for the manufacturing of many of its products, pandemics (including the COVID-19 pandemic) and other outbreaks of contagious diseases, fires and evacuations related thereto, changes in weather conditions, natural disasters, agricultural diseases and pests and other events beyond BellRing’s control; • consolidation in BellRing’s distribution channels; • BellRing’s ability to expand existing market penetration and enter into new markets; • allegations that BellRing’s products cause injury or illness, product recalls and withdrawals and product liability claims and other litigation; • legal and regulatory factors, such as compliance with existing laws and regulations, as well as new laws and regulations and changes to existing laws and regulations and interpretations thereof, affecting BellRing’s business, including current and future laws and regulations regarding food safety, advertising and labeling; Certain matters discussed in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding BellRing Brands, Inc.’s (“BellRing,” the “Company,” “we,” “us,” or “our”) prospective financial and operating performance and opportunities and statements regarding the effect of the COVID-19 pandemic on BellRing’s business and BellRing's continuing response to the COVID-19 pandemic. These forward-looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: • the impact of the COVID-19 pandemic, including negative impacts on the global economy and capital markets, the health of BellRing’s employees, BellRing’s ability and the ability of its third party manufacturers to manufacture and deliver its products, operating costs, demand for its on-the-go products and its operations generally; • BellRing’s dependence on sales from its ready-to-drink (“RTD”) protein shakes; Cautionary Statement Regarding Forward-Looking Statements 2

(CONTINUED FROM PRIOR PAGE): • BellRing’s ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions and effectively manage its growth; • fluctuations in BellRing’s business due to changes in its promotional activities and seasonality; • risks associated with BellRing’s international business; • the loss of, a significant reduction of purchases by or the bankruptcy of a major customer; • the ultimate impact litigation or other regulatory matters may have on BellRing; • the accuracy of BellRing’s market data and attributes and related information; • changes in estimates in critical accounting judgments; • economic downturns that limit customer and consumer demand for BellRing’s products; • changes in economic conditions, disruptions in the United States and global capital and credit markets, changes in interest rates, volatility in the market value of derivatives and fluctuations in foreign currency exchange rates; • BellRing’s ability to protect its intellectual property and other assets and to continue to use third party intellectual property subject to intellectual property licenses; • costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents and/or information security breaches; • impairment in the carrying value of goodwill or other intangibles; • BellRing’s high leverage, its ability to obtain additional financing (including both secured and unsecured debt) and its ability to service its outstanding debt (including covenants that restrict the operation of its business); • risks related to BellRing’s ongoing relationship with Post Holdings, Inc. (“Post”), including Post’s control over BellRing; • ability to control the direction of BellRing’s business, conflicts of interest or disputes that may arise between Post and BellRing and BellRing’s obligations under various agreements with Post, including under the tax receivable agreement; • risks associated with BellRing’s public company status, including the additional expenses BellRing will continue to incur to create and maintain the corporate infrastructure to operate as a public company; • BellRing’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; • significant differences in BellRing’s actual operating results from any guidance BellRing may give regarding its performance; • BellRing’s ability to hire and retain talented personnel, employee absenteeism, labor strikes, work stoppages or unionization efforts; and • other risks and uncertainties described in BellRing’s filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Although BellRing believes that the expectations reflected in the forward-looking statements are reasonable, BellRing cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward- looking statements will be achieved or occur. Moreover, BellRing undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations. 3 Cautionary Statement Regarding Forward-Looking Statements (Cont’d)

Prospective Information Any prospective information provided in this presentation regarding BellRing’s future performance, including BellRing’s plans, expectations, estimates and similar statements, represents BellRing management’s estimates as of February 4, 2021 only and are qualified by, and subject to, the assumptions and the other information set forth on the slide captioned “Cautionary Statement Regarding Forward-Looking Statements.” Prospective information provided in this presentation regarding BellRing’s plans, expectations, estimates and similar statements contained in this presentation are based upon a number of assumptions and estimates that, while they may be presented with numerical specificity, are inherently subject to business, economic and competitive uncertainties and contingencies, including the COVID-19 pandemic, many of which are beyond BellRing’s control, are based upon specific assumptions with respect to future business decisions, some of which will change, and are necessarily speculative in nature. It can be expected that some or all of the assumptions of the estimates will not materialize or will vary significantly from actual results. Accordingly, the information set forth herein is only an estimate as of February 4, 2021, and actual results will vary from the estimates set forth herein. It should be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors should put all prospective information in context and not rely on it. Any failure to successfully implement BellRing’s operating strategy or the occurrence of the events or circumstances set forth under “Cautionary Statement Regarding Forward-Looking Statements” could result in the actual operating results being different than the estimates set forth herein, and such differences may be adverse and material. Market and Industry Data This presentation includes industry and trade association data, forecasts and information that were prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to BellRing. Some data also is based on BellRing management’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. BellRing has not independently verified any of the data from third party sources nor has it ascertained the underlying economic assumptions on which such data are based. Similarly, BellRing believes its internal research is reliable, even though such research has not been verified by any independent sources and BellRing cannot guarantee its accuracy or completeness. Trademarks and Service Marks Logos, trademarks, trade names and service marks mentioned in this presentation, including BellRing®, BellRing Brands®, Premier Protein®, Dymatize®, PowerBar®, Premier Protein Clear®, ISO.100®, Elite Mass®, Elite Whey Protein®, Elite 100% Whey®, Super Mass Gainer®, All9 Amino®, PREW.O®, Athlete’s BCAA®, PowerBar Clean WheyTM, PowerBar Protein PlusTM, Protein Nut2TM, PowerBar EnergizeTM, Joint Juice® and Supreme Protein®, are currently the property of, or are under license by, BellRing or one of its subsidiaries. BellRing or one of its subsidiaries owns or has rights to use the trademarks, service marks and trade names that are used in conjunction with the operation of BellRing or its subsidiaries’ businesses. Some of the more important trademarks that BellRing or one of its subsidiaries owns or has rights to use that appear in this presentation may be registered in the U.S. and other jurisdictions. Each logo, trademark, trade name or service mark of any other company appearing in this presentation is owned or used under license by such company. 4 Additional Information

● Premier Protein Q1 FY2021 ready-to-drink ("RTD") shake consumption vs. prior year is up 28%1 in tracked and untracked channels. This is mainly due to: ○ Distribution gains in club, food, drug and mass ○ Increased marketing and promotion ● Key metrics continue to show strong progress against our growth strategies and reaffirm a long runway for sustained growth. ○ Household penetration for Premier Protein is at 7.0%2, an increase of 18% vs. the prior year period. The brand continues to have strong upside, with household penetration of 24% in the liquids category and 53% within convenient nutrition. ○ Total distribution points (“TDPs”) continue to grow, up 17%3 vs Q4 FY2020 with strong results in food, drug and mass. ○ Premier Protein's market share continues to grow to 18.4%3 of total liquids as of quarter end. Notes: 1. Nielsen xAOC+C 13 weeks ended December 26, 2020 and management estimates of untracked channels for the 13 weeks ended December 27, 2020. 2. Nielsen HH panel December 26, 2020.  3. Nielsen xAOC+C 13 weeks ended December 26, 2020. 5 Q1 FY2021 Consumption and Key Metrics Executive Summary

Notes: Last Twelve Months (“LTM”) to 12/31/2020. LTM Net Sales By Brand LTM Net Sales By Product Type LTM Net Sales By GeographyLTM Net Sales By Channel Other 2% Other 5% Powders 13% RTD Shakes and Other RTDS 82% 6 Portfolio Breakdown 11% 84% Other 5% eCommerce 11% Specialty 7% FDM 22% Club 58% International 11% US 89%

Notes: Nielsen xAOC+C 13 and 52 weeks ended Dec 26, 2020. RTD Liquids Category Showing Strong Growth and Trending Significantly Above Historical Growth Rate -40 -30 -20 -10 0 10 20 30 40 50 4 w/e 1.25.20 4 w/e 2.22.20 4 w/e 3.21.20 4 w/e 4.18.20 4 w/e 5.16.20 4 w/e 6.13.20 4 w/e 7.11.20 4 w/e 8.08.20 4 w/e 9.05.20 4 w/e 10.03.20 4 w/e 10.31.20 4 w/e 11.28.20 4 w/e 12.26.20 M il li o n s RTD Liquids Category Historic growth 5% RTD Liquids Category Growth Rate Last 13 weeks +10.0% Last 52 weeks +5.9% COVID-19 stock-up Deload Rebound & Stabilization 9 11 20 -16 -7 3 6 9 6 6 9 13 12 10% 15% 20% 0% -5% -10% -15% $%Chg v YA Category Momentum 7

Premier Protein RTD Shakes Growing in All Channels 8 Premier Protein RTD Shakes Sales vs. Prior Year Channel 13 Weeks 52 Weeks Club 13.8% 14.4% Mass 29.9% 23.4% Food 68.5% 62.3% Drug 5.3% 25.2% eCommerce 121.3% 156.5% Total Consumption (tracked + untracked channels) 27.5% 26.1% Total Tracked 15.1% 11.1% Total Untracked 42.9% 44.2% Notes: Nielsen xAOC+C 13 and 52 weeks ended Dec 26, 2020 and management estimates of untracked channels for the 13 and 52 weeks ended Dec 27, 2020.

Premier Protein Shakes Continue To Show Strong Growth 9 COVID-19 Supply Constraints Seasonality YOY % Δ Q2 (1%) Q3 +14% Q4 +15% Q1 +31% Q2 +48% Q3 +11% Q4 +20% Q1 +28% Seasonality J a n 2 7 ' 1 9 F e b 2 4 ' 1 9 M a r 3 1 ' 1 9 A p r 2 8 ' 1 9 M a y 2 6 ' 1 9 J u n 3 0 ' 1 9 J u l 2 8 ' 1 9 A u g 2 5 ' 1 9 S e p 3 0 ' 1 9 O c t 2 7 ' 1 9 N o v 2 4 ' 1 9 D e c 2 9 ' 1 9 J a n 2 6 ' 2 0 F e b 2 3 ' 2 0 M a r 2 9 ' 2 0 A p r 2 6 ' 2 0 M a y 2 4 ' 2 0 J u n 2 8 ' 2 0 J u l 2 6 ' 2 0 A u g 2 3 ' 2 0 S e p 2 6 ' 2 0 O c t 2 4 ' 2 0 N o v 2 1 ' 2 0 D e c 2 6 ' 2 0 $ V o lu m e Premier Protein Shakes Rolling 13 week Total $ Consumption Sales Notes: Nielsen xAOC+C and management estimates of untracked channels.

10 As Expected, Q1 Shipments Outpaced Consumption as We Load in January Promotions. Notes: 1. Nielsen xAOC+C and management estimates of untracked channels. 2. Flavor Load-In refers to the pipeline fill following supply constraints in early fiscal 2019. Promotional Load-In Promotional De-Load; Offset by Flavor Load-in2 Promotional and Flavor Load-in2 Promotional De-Load Promotional Load-In Promotional De-Load offset by COVID-19 Inventory Build Promotional and COVID-19 De-Load Promotional and New Item Load-in

3.8 4.7 5.5 6.0 7.0 2.8 3.9 4.8 5.4 6.6 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 CY 2016 CY 2017 CY 2018 CY 2019 52 w/e December 2020 Premier Protein Total Brand & RTD Shakes Penetration HH Pen - Premier Protein Brand HH Pen - Premier Protein RTD Shakes Liquids 24 HH Pen Liquids 19.5 HH Pen 30g Shake Repeat Rates 51% 56% 57% 53% 53% Notes: Nielsen HH panel December 26, 2020. Liquids refers to the liquid sub-category of the convenient nutrition category. Calendar Year (“CY”). Nielsen metrics such as penetration are subject to potential restatement or revisions due to market definition changes or late reporters. Media and Promotional Display are Driving Household Penetration 11 +23% +17% +8%+38% +22% +13% +18% +22%

Premier Protein RTD Shakes TDPs & ACV Continue to Grow 12 Supply constraints TDPs ACV 238 64 530 71 Notes: Nielsen xAOC+C December 26, 2020. 40 45 50 55 60 65 70 75 0 100 200 300 400 500 600 TDP %ACV

Supply constraints 18.4% 13.7% Notes: Nielsen xAOC+C month ending December 26,2020. Premier Protein RTD Shakes Strong Track Record of Share Growth 13 Monthly Premier RTD Shakes $ Share% xAOC+C Liquids 0.0 5.0 10.0 15.0 20.0 25.0